Roundhill Ball Metaverse ETF
Schedule of Investments
March 31, 2026 (Unaudited)

COMMON STOCKS - 84.8%	Shares	Value
Commercial Services - 0.9%
Block, Inc. (a)	31,335	$1,885,740

Computers - 7.2%
Apple, Inc.	59,609	15,128,168

Diversified Financial Services - 3.0%
Circle Internet Group, Inc. (a)	14,905	1,422,086
Coinbase Global, Inc. - Class A (a)	28,439	4,965,734
		6,387,820

Home Furnishings - 1.9%
Sony Group Corp.	199,500	4,024,109

Internet - 23.0%
Alibaba Group Holding Ltd.	227,300	3,450,001
Alphabet, Inc. - Class A	30,477	8,763,966
Amazon.com, Inc. (a)	26,786	5,578,720
Baidu, Inc. - ADR (a)(b)	37,692	4,199,643
Meta Platforms, Inc. - Class A	13,689	7,831,888
NAVER Corp.	17,891	2,353,695
Sea Ltd. - ADR (a)	72,572	6,009,687
Snap, Inc. - Class A (a)(b)	744,897	3,426,526
Tencent Holdings Ltd.	112,400	6,938,803
		48,552,929

Media - 2.5%
Walt Disney Co.	54,577	5,260,131

Semiconductors - 18.5%
Advanced Micro Devices, Inc. (a)	19,757	4,019,166
ARM Holdings PLC - ADR (a)(b)	31,909	4,827,193
ASML Holding NV	1,926	2,543,919
Intel Corp. (a)	84,872	3,745,401
NVIDIA Corp.	54,438	9,493,987
QUALCOMM, Inc.	49,292	6,347,824
Samsung Electronics Co. Ltd.	12,781	1,395,216
Skyworks Solutions, Inc. (b)	25,901	1,386,999
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	15,568	5,261,206
		39,020,911

Software - 26.8% (c)
Adobe, Inc. (a)	10,869	2,642,037
Akamai Technologies, Inc. (a)	13,395	1,538,416
Autodesk, Inc. (a)	11,931	2,856,281
Cloudflare, Inc. - Class A (a)	6,822	1,407,652
Electronic Arts, Inc.	17,423	3,552,027
Krafton, Inc.	22,272	3,708,001
Microsoft Corp.	21,140	7,825,394
NetEase, Inc. - ADR	13,844	1,549,697
ROBLOX Corp. - Class A (a)	298,320	16,872,979
Take-Two Interactive Software, Inc. (a)	29,542	5,834,545
Unity Software, Inc. (a)	390,818	8,574,547
		56,361,576

Toys/Games/Hobbies - 1.0%
Nintendo Co. Ltd.	39,400	2,173,204
TOTAL COMMON STOCKS (Cost $156,600,266)		178,794,588

EXCHANGE TRADED FUNDS - 14.9%	Shares	Value
3iQ Bitcoin ETF (a)	411,433	4,348,847
3iQ Ether Staking ETF (a)	1,682,094	13,658,603
3iQ Solana Staking ETF (a)	1,998,712	13,301,429
TOTAL EXCHANGE TRADED FUNDS (Cost $56,625,107)		31,308,879

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 4.8%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.78% (d)	10,107,266	10,107,266
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $10,107,266)		10,107,266

MONEY MARKET FUNDS - 0.3%	Shares	Value
First American Government Obligations Fund - Class X, 3.58% (d)	676,667	676,667
TOTAL MONEY MARKET FUNDS (Cost $676,667)		676,667

TOTAL INVESTMENTS - 104.8% (Cost $224,009,306)		220,887,400
Liabilities in Excess of Other Assets - (4.8)%		(10,050,142)
TOTAL NET ASSETS - 100.0%		$210,837,258

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2026. The fair value of these securities was $10,718,882.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill Ball Metaverse ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$178,794,588	$–	$–	$178,794,588
Exchange Traded Funds	31,308,879	–	–	31,308,879
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	10,107,266
Money Market Funds	676,667	–	–	676,667
Total Investments	$210,780,134	$–	$–	$220,887,400

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $10,107,266 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings by Country as of March 31, 2026
(% of Net Assets)
United States	$141,144,147	66.9%
Canada	31,308,879	14.9
China	12,688,143	6.0
South Korea	7,456,912	3.6
Japan	6,197,313	2.9
Singapore	6,009,687	2.9
Taiwan	5,261,206	2.5
United Kingdom	4,827,193	2.3
Hong Kong	3,450,001	1.6
Netherlands	2,543,919	1.2
Liabilities in Excess of Other Assets	(10,050,142)	(4.8)
	$210,837,258	100.0%